UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022 (July 25, 2022)

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Millstone Road, Building 400 Suite 130 East Windsor, NJ, United States	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1 (888) 827-4832

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GTEC	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement

On July 25, 2022, Greenland Technologies Holding Corporation (the “Company”) entered into a Securities Purchase Agreement (the “PIPE Purchase Agreement”) with a single accredited investor for a private placement offering (“Private Placement”) of pre-funded warrants (the “PIPE Pre-Funded Warrants”), with each pre-funded warrant exercisable for one ordinary share of the Company, no par value per share (the “ordinary shares”), and warrants exercisable for one ordinary share (the “Investor Warrants”). Pursuant to the PIPE Purchase Agreement, the Company agreed to issue and sell units to purchase up to 616,026 PIPE Pre-Funded Warrants and 4,530,000 Investor Warrants. Each unit was sold at an offering price of $5.089 per unit.

The PIPE Pre-Funded Warrants are immediately exercisable, at a nominal exercise price of $0.001, and may be exercised at any time until all of the PIPE Pre-Funded Warrants are exercised in full. Under the terms of the PIPE Pre-Funded Warrants, the Company may not effect the exercise of any such warrant, and a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of ordinary shares beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of ordinary shares would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 9.99% of the number of ordinary shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased or decreased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

The Investor Warrants have an exercise price of $4.49 per share (subject to adjustment as set forth in the warrant), are exercisable after six months after issuance and will expire five years from the date on which the Investor Warrants become exercisable. The Investor Warrants contain standard adjustments to the exercise price including for share splits, share dividend, rights offerings and pro rata distributions.

The Private Placement closed on July 27, 2022. The gross proceeds to the Company from the Private Placement, before deducting placement agent fees and other estimated offering expenses payable by the Company, were approximately $3.13 million. The Company intends to use the net proceeds from the private placement for working capital and other general corporate purposes.

In connection with the PIPE Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the investor. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale of the shares issuable upon exercise of the PIPE Pre-Funded Warrants and the Investor Warrants within thirty (30) days after the closing date (the “Filing Date”). Pursuant to the Registration Rights Agreement, the Registration Statement shall be declared effective within 30 days after the Filing Date or 60 days following the Filing Date if the Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the investor if the Company fails to file the resale registration statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Registration Statement.

Each of the Company’s executive officers, directors and 10% or more shareholder entered into a lock-up agreement (the “Lock-Up Agreement”) pursuant to which they agreed not to sell or transfer any securities of the Company held by them for a period commencing on July 25, 2022 and ending ninety (90) days after the Effective Date (as defined in PIPE Purchase Agreement), subject to limited exceptions.

Registered Offering

On July 25, 2022, the Company also entered into a Securities Purchase Agreement (the “Registered Purchase Agreement”) with the same accredited investor, pursuant to which the Company agreed to issue and sell 1,250,000 shares and 398,974 pre-funded warrants (the “RD Pre-funded Warrants”), with each pre-funded warrant exercisable for one ordinary share of the Company (the “Offering”). The Company received approximately $6.87 million in gross proceeds from the Offering, before deducting placement agency fees and estimated offering expenses. The shares and RD Pre-funded Warrants offered under the Registered Purchase Agreement were offered and sold pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-256509), which was declared effective by the SEC on June 7, 2021, and the base prospectus included therein, as supplemented by the prospectus supplement dated July 25, 2022.

The Offering closed on July 27, 2022. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

Aegis Capital Corp. (“Aegis”) acted as the exclusive placement agent in connection with the Offering and the Private Placement. Pursuant to the Placement Agency Agreement attached hereto as Exhibit 10.1, Aegis was paid a commission equal to 7.0% of the gross proceeds received by the Company in the Offering and the Private Placement. The Company paid Aegis $75,000 for fees and expenses including attorney fees. Aegis is also entitled to receive a warrant solicitation fee equal to 2.0% of the proceeds of any exercises of warrants issued in the Private Placement other than the pre-funded warrants.

The foregoing descriptions of the PIPE Purchase Agreement, Registered Purchase Agreement, RD Pre-Funded Warrants, PIPE Pre-Funded Warrants, Investor Warrants, Registration Rights Agreement, Lock-Up Agreement and the Placement Agency Agreement described herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the title “Private Placement” is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the purchaser in the PIPE Purchase Agreement, the offering and sale of the PIPE Pre-Funded Warrants and Investor Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The sales of the PIPE Pre-Funded Warrants and Investor Warrants by the Company in the Private Placement has not been registered under the Securities Act or any state securities laws and the PIPE Pre-Funded Warrants and Investor Warrants may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities will not involve a public offering and will be made without general solicitation or general advertising. In the PIPE Purchase Agreement, the purchaser represented that it is and on each date on which it exercises any PIPE Pre-Funded Warrant or Investor Warrant will be, either (i) an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and it is acquiring the PIPE Pre-Funded Warrants and Investor Warrants for investment purposes only and not with a view to any resale, distribution or other disposition of the PIPE Pre-Funded Warrants and Investor Warrants in violation of the United States federal securities laws.

Item 8.01 Other Events.

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit 5.1 and Exhibit 23.1 to this report, which are incorporated by reference into the Registration Statement.

On July 25, 2022, the Company issued a press release announcing the Private Placement and the Offering. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 27, 2022, the Company issued a press release announcing the closing of the Private Placement and the Offering. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits. The following exhibits are included in this report:

No.	Description
5.1	Opinion of Ogier
10.1	Placement Agency Agreement entered into by and between the Company and Aegis Capital Corp., dated July 25, 2022
10.2	Securities Purchase Agreement (PIPE), dated July 25, 2022, by and among the Company and the purchaser party thereto
10.3	Securities Purchase Agreement (Registered Offering), dated July 25, 2022, by and among the Company and the purchaser party thereto
10.4	Form of Investor Warrant (PIPE)
10.5	Form of Pre-Funded Warrant (PIPE)
10.6	Form of Pre-Funded Warrant (Registered Offering)
10.7	Registration Rights Agreement, dated July 25, 2022, by and among the Company and the purchaser party thereto
10.8	Form of Lockup Agreement
23.1	Consent of Ogier (included in Exhibit 5.1)
99.1	Press Release – Greenland Technologies Holding Corporation Announces $10.0 Million Registered Direct and Private Placement
99.2	Press Release – Greenland Technologies Holding Corporation Announces Closing of $10.0 Million Registered Direct and Private Placement
104	Cover Page Interactive Data File (formatted in iXBRL)

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about the anticipated use of proceeds from the Private Placement and the Offering, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions. Risks that contribute to the uncertain nature of the forward-looking statements include: uncertainties with respect to the Company’s ability to comply with its obligations under its loan facility and fund future operations; uncertainties regarding the Company’s ability to maintain its listing on the Nasdaq Capital Market; uncertainties regarding the scope, timing and severity of the COVID-19 pandemic; as well as other risks and uncertainties set forth in the Company’s Periodic Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC and in subsequent filings with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

Date: July 27, 2022	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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